Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated March 5, 2024 to the current variable annuity prospectuses, initial summary prospectuses, updating summary prospectuses, and modern alternative disclosure annual notices for:

•	Investment Edge®
•	Investment Edge® 15.0
•	Investment Edge® 21.0

This Supplement updates certain information in the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses, updating summary prospectuses, and modern alternative disclosure annual notices (collectively, the “Prospectus”) for the variable annuity contracts listed in this Supplement. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

Substitution of Underlying Portfolio Shares

On or about April 26, 2024 (the “Substitution Date”), pursuant to the terms of your variable annuity contract and consistent with the terms and conditions of the U.S. Securities and Exchange Commission’s statement on insurance product fund substitutions, shares of the Replacement Portfolio listed in the table below will be substituted for shares of the corresponding Removed Portfolio at relative net asset value. The Removed Portfolio currently serves as an underlying Portfolio for a variable investment option. The Replacement Portfolio also currently serves as an underlying Portfolio for a variable investment option.

At the time of the substitution, any account value allocated to the variable investment option investing in the Removed Portfolio will automatically be transferred to the variable investment option investing in the Replacement Portfolio. We will automatically direct any subsequent contributions, allocation elections, rebalancing or other transaction involving variable investment option investing in the Removed Portfolio to the variable investment option investing in the Replacement Portfolio.

Until the substitution occurs, the variable investment option that invests in the Removed Portfolio will be available for investment. You may continue to transfer your account value among the investment options prior to the substitution, as usual, including choosing to transfer your account value in the impacted variable investment option to other investment options under your contract. Once the substitution occurs, the variable investment option that invests in the Removed Portfolio will no longer be available for investment.

Note: We will not exercise any rights reserved by us under the contract to impose additional restrictions on transfers until at least 30 days after the Substitution Date, and any transfers out of the variable investment option investing in the Replacement Portfolio during the 30-day period following the Substitution Date will not count against any limited number of transfers or a limited number of transfers permitted without a transfer charge, as applicable. Please contact the customer service center referenced in your Prospectus for more information about your variable investment options and for information on how to transfer your account value.

The Removed Portfolio and corresponding Replacement Portfolio are:

Removed Portfolio		Replacement Portfolio

American Century VP Inflation Protection Fund	will be substituted for:	EQ/Intermediate Government Bond Portfolio

For some period of time after the substitution occurs, you may still receive correspondence or documents using the corresponding Removed Portfolio name.

Note: You will not bear any of the expenses related to the substitution, and the substitution will have no tax consequences for you.

Catalog No. 800141 (3.24)
New Biz/In-Force	#806650